FIRST AMENDMENT TO CREDIT AGREEMENT

Parties:
“CoBank”:	CoBank, ACB 5500 South Quebec Street Greenwood Village, Colorado 80111

“Borrower”:	CHS Inc. 5500 Cenex Drive Inver Grove Heights, Minnesota 55077

“Syndication Parties”: The entities named below on the signature pages

Execution Date:	May 8, 2007

Recitals:

A. CoBank, as Administrative Agent (in such capacity “Administrative Agent”) and as a Syndication Party, the Syndication Parties signatory thereto (collectively with any Persons who subsequently become Syndication Parties “Syndication Parties”), and Borrower, entered into that certain 2006 Amended and Restated Credit Agreement (Revolving Loan) dated as of May 18, 2006 (as amended, restated or replaced from time to time, the “Credit Agreement”), pursuant to which the Syndication Parties agreed to make certain loans to Borrower and to issue Letters of Credit for the account of Borrower (collectively “Facilities”) under the terms and conditions set forth in the Credit Agreement.

B. Borrower, Agent, and the present Syndication Parties now desire to amend the provisions of the Credit Agreement under the terms and conditions as set forth in this First Amendment to Credit Agreement (“First Amendment”).

Agreement:

Now, therefore, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Amendments to Credit Agreement. The Credit Agreement is amended as of the Effective Date as follows:

1.1 Subsection 11.2.1 is hereby amended to read as set forth below:

11.2.1 Annual Financial Statements. As soon as available, but in no event later than one hundred and twenty (120) days after the end of any Fiscal Year of Borrower occurring during the term hereof one copy of the audit report for such year and accompanying consolidated financial statements (including all footnotes thereto), including a consolidated balance sheet, a consolidated statement of earnings, a consolidated statement of capital, and a consolidated statement of cash flow for the Borrower and its Subsidiaries, showing in comparative form the figures for the previous Fiscal Year, all in reasonable detail, prepared in conformance with GAAP consistently applied and certified without qualification by PricewaterhouseCoopers, or other independent public accountants of nationally recognized standing selected by the Borrower and satisfactory to the Administrative Agent. Delivery to the Administrative Agent within the time period specified above of copies of Borrower’s Annual Report on Form 10-K as prepared and filed in accordance with the requirements of the Securities Exchange Commission shall be deemed to satisfy the requirements of this Subsection if accompanied by the required unqualified accountant’s certification. Such annual financial statements or Form 10-K’s required pursuant to this Subsection shall be accompanied by a Compliance Certificate signed by Borrower’s Chief Financial Officer or other officer of Borrower acceptable to the Administrative Agent.

1.2 Section 12.6 is amended to read as follows:

12.6 Loans. Borrower shall not (nor shall it permit any of its Restricted Subsidiaries to) lend or advance money, credit, or property to any Person, except for: (a) loans to Restricted Subsidiaries; (b) trade credit extended in the ordinary course of business and advances against the purchase price for the purchase by Borrower of goods or services in the ordinary course of business; (c) the loan to NCRA advanced on February 28, 2005 and as evidenced by that certain loan agreement and that certain promissory note each dated October 1, 2004; and (d) other loans; provided that at all times the aggregate outstanding principal amount of all such loans retained by Borrower and any such Restricted Subsidiary shall not exceed $200,000,000.00.

1.3 Section 12.7 is amended to read as follows:

12.7 Merger; Acquisitions; Business Form; Etc. Borrower shall not (nor shall it permit any of its Restricted Subsidiaries to) merge or consolidate with any entity, or acquire all or substantially all of the assets of any person or entity, or form or create any new Subsidiary (other than a Restricted Subsidiary formed by Borrower), acquire the controlling interest in any Person, change its business form from a cooperative corporation, or commence operations under any other name, organization, or entity, including any joint venture; provided, however,

(a) The foregoing shall not prevent any consolidation, acquisition, or merger if after giving effect thereto:

(i) The book value of the assets of Borrower and its Subsidiaries does not increase, due to any such merger, consolidation or acquisition, by an aggregate amount in excess of $500,000,000.00 during the term of this Agreement;

(ii) Borrower is the surviving entity; and

(iii) No Event of Default or Potential Default shall have occurred and be continuing.

(b) The foregoing shall not prevent Borrower from forming or creating any new Subsidiary provided:

(i) The Investment in such Subsidiary does not violate any provision of Section 12.8 hereof; and

(ii) Such Subsidiary shall not acquire all or substantially all of the assets of any Person except through an acquisition, consolidation, or merger satisfying the requirements of clause (a) of this Section.

(c) The foregoing shall not prevent Borrower from acquiring the controlling interest of any entity described in Exhibit 12.8(f) hereto.

1.4 Paragraphs (f) and (k) of Section 12.8 are amended to read as follows:

(f) Investments in Persons, which are not Restricted Subsidiaries, identified, including the book value of each such Investment, on Exhibit 12.8(f) hereto; provided that the amount of such Investment shall not increase above the amount shown in Exhibit 12.8(f),except for Investments made pursuant to clauses (h) through (k) of this Section subsequent to May 8, 2007;

(k) Investments, in addition to those permitted by clauses (a) through (j) above, in an aggregate amount outstanding at any point in time not exceeding $350,000,000.00.

1.5 Existing Exhibit 12.8(f) is replaced by Exhibit 12.8(f) attached hereto.

2. Conditions to Effectiveness of this First Amendment. This First Amendment shall become effective on the date, not sooner than the Execution Date, on which Borrower has satisfied, to the Administrative Agent’s sole discretion, each of the following conditions precedent (“Effective Date”):

2.1 Representations and Warranties. The representations and warranties of Borrower shall be true and correct in all material respects on and as of the Execution Date as though made on and as of such date.

2.2 Execution of Loan Documents. The Administrative Agent shall have received this First Amendment executed by Borrower and each of the Syndication Parties.

2.3 Payment of Fees and Expenses. Borrower shall have paid the Administrative Agent, by wire transfer of immediately available federal funds all fees required under the Credit Agreement, and all costs and expenses, including legal fees, incurred by the Administrative Agent in connection with the preparation, negotiation, and execution of this First Amendment and the other documents required in connection with this First Amendment.

2.4 No Event of Default. No Event of Default shall have occurred and be continuing under the Credit Agreement as of the Execution Date of this First Amendment.

3. General Provisions.

3.1 No Other Modifications. The Credit Agreement, as expressly modified herein, shall continue in full force and effect and be binding upon the parties thereto.

3.2 Successors and Assigns. This First Amendment shall be binding upon and inure to the benefit of Borrower, the Administrative Agent, and the Syndication Parties, and their respective successors and assigns, except that Borrower may not assign or transfer its rights or obligations hereunder.

3.3 Definitions. Capitalized terms used, but not defined, in this First Amendment shall have the meaning set forth in the Credit Agreement.

3.4 Severability. Should any provision of this First Amendment be deemed unlawful or unenforceable, said provision shall be deemed several and apart from all other provisions of this First Amendment and all remaining provision of this First Amendment shall be fully enforceable.

3.5 Governing Law. To the extent not governed by federal law, this First Amendment and the rights and obligations of the parties hereto shall be governed by, interpreted and enforced in accordance with the laws of the State of Colorado.

3.6 Headings. The captions or headings in this First Amendment are for convenience only and in no way define, limit or describe the scope or intent of any provision of this First Amendment.

3.7 Counterparts. This First Amendment may be executed by the parties hereto in separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto. Copies of documents or signature pages bearing original signatures, and executed documents or signature pages delivered by a party by telefax, facsimile, or e-mail transmission of an Adobe® file format document (also known as a PDF file) shall, in each such instance, be deemed to be, and shall constitute and be treated as, an original signed document or counterpart, as applicable. Any party delivering an executed counterpart of this First Amendment by telefax, facsimile, or e-mail transmission of an Adobe® file format document also shall deliver an original executed counterpart of this First Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this First Amendment.

[SIGNATURES APPEAR ON THE NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed as of the Effective Date.

ADMINISTRATIVE AGENT:

CoBank, ACB

By:
Name:
Title:

BORROWER:

CHS Inc. a cooperative corporation formed under the

laws of the State of Minnesota

By:
Name: John Schmitz
Title: Executive Vice President and Chief Financial
Officer

SYNDICATION PARTIES:

CoBank, ACB

By:
Name: Michael Tousignant
Title: Vice President

The Bank of Tokyo-Mitsubishi UFJ, Ltd., Chicago

Branch

By:
Name: Mr. Tsuguyuki Umene
Title: Deputy General Manager

SunTrust Bank

By:
Name: Michel Odermatt
Title: Managing Director

Bank of America, N.A.

By:
Name: Daniel R. Petrik
Title: Senior Vice President

Wells Fargo Bank, National Association

By:
Name:
Title:

BNP Paribas

By:
Name: Marcie Weiss
Title: Managing Director

Harris N. A.

By:
Name:
Title:

Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., “Rabobank International” New York Branch

By:
Name:
Title:

Deere Credit, Inc.

By:
Name:
Title:

U.S. Bank National Association

By:
Name:
Title:

Natexis Banques Populaires

By:
Name: Stephen Jendras
Title: Vice President

Fortis Capital Corp.

By:
Name:
Title:

The Bank of Nova Scotia

By:
Name:
Title:

Calyon New York Branch

By:
Name: Lee E. Greve
Title: Managing Director, Deputy Manager

National City Bank of Indiana

By:
Name: Christopher A. Susott
Title: Vice President

M&I Marshall & Ilsley Bank

By:
Name: Gary Sloan
Title: Vice President

Farm Credit Services of America, PCA

By:
Name: Steven L. Moore
Title: Vice President

ING Capital LLC

By:
Name:
Title:

Comerica Bank

By:
Name: Timothy O’Rourke
Title: Vice President

AgStar Financial Services, PCA

By:
Name: Troy Mostaert
Title: Vice President

HSH Nordbank AG New York Branch

By:
Name: David Lopez Menendez
Title: Senior Vice President

LaSalle Bank National Association

By:
Name: Jeffery Ware
Title: Vice President

Société Générale

By:
Name: Milissa Goeden
Title: Vice President

Wachovia Bank, National Association

By:
Name: Clint Bryant
Title: Vice President

AgFirst Farm Credit Bank

By:
Name: Bruce Fortner
Title: Vice President

U.S. AgBank

By:
Name: Travis W. Ball
Title: Vice President

Exhibit 12.8(f)
to Credit Agreement
EXISTING INVESTMENTS
(excluding Restricted Subsidiaries)

	Balance	Eliminations	Consolidated
Ag Processing	19,351,293		19,351,293
Archer Daniels Midland	1,598,271		1,598,271
CF Industries	62,257,909		62,257,909
Cenex Finance Association	1,621,564		1,621,564
Chicago Board of Trade	4,417,821		4,417,821
Clarkson Grain Co	600,000		600,000
Co Grain Inc	566,221		566,221
CoBank	11,714,091		11,714,091
Cooperative Finance Association	403,871		403,871
Intrade, NV	757,714		757,714
International Malting – Lesaffre	700,000		700,000
Land O’ Lakes, Inc.	37,719,728		37,719,728
Lewis-Clark Terminal, Inc	1,576,125		1,576,125
New York Mercintile Exchange	23,076,000		23,076,000
Universal Cooperatives, Inc.	6,988,036		6,988,036
Washington Biodiesel	1,400,000		1,400,000
Various: Transport Cooperatives	540,670		540,670
Electric & Telephone Coops	1,365,125		1,365,125
Other Cooperatives, Etc.	2,208,662	(7,800)	2,200,862
Local Patron Coops	2,295,711	—	2,295,711
Other	842,015		842,015
INVESTMENTS IN COOPERATIVES & OTHER	182,000,828	(7,800)	181,993,028

CONSOLIDATED INVESTMENTS

Country Operations Shell Subsidiaries	29,453,124	(29,453,124)	—
Ag States Agency	20,106,283	(20,106,283)	—
Ag States Agency – Goodwill	557,115		557,115
CHS IH	2,413,992	(2,413,992)	—
CHS Calgary	8,049	(8,049)
Cenex Ag, Inc.	773,962	(773,962)	—
Cenex Petroleum, Inc.	(2,543,341)	2,543,341	—
Circle Land Management, Inc.	1,462,431	(1,462,431)	—
Cenex Pipeline Company	39,512,941	(39,512,941)	—
Fin-Ag, Inc	150,000	(150,000)	—
Front Range Pipeline Co	50,152,539	(50,152,539)	—
HSC Brazil	1,250,000	(1,250,000)	—
HSC Europe	16,200	(16,200)	—
Horizon Milling Canada	15,554,761	(15,554,761)	—
National Co-op Refinery Association (NCRA)	412,756,666	(412,756,666)	—
Partnered Beverages	1,536,763	(1,536,763)	—
Provista	2,255,979	(2,255,979)	—
Provista Goodwill	1,714,866		1,714,866
Country Hedging, Inc	875,000	(875,000)	—
Tillamook/GTA Feeds, LLC	750,179	(750,179)	—
Plains Partner	2,970,747	(2,970,747)	—
HSC/PGG Feed	1,021,068	(1,021,068)	—
TOTAL CONSOLIDATED INVESTMENTS	582,749,325	(580,477,344)	2,271,981

CORP, AGRONOMY, ENERGY, GRAIN MARKETING JV’S

CHS IH- MCIC Ag	924,799		924,799
CHS IH-Multigrain Ag	21,151,623		21,151,623
Cenex Canada	5,834		5,834
Green Bay Terminal Corp.	456,617		456,617
Tacoma Export Marketing Co, (Temco)	9,963,589		9,963,589
United Harvest, LLC	5,347,061		5,347,061
United Country Brands 50% (Agriliance LLC 25%)	110,295,187		110,295,187
United Country Brands Goodwill	26,740,000		26,740,000
CHS Holding – Canada	17,504,015		17,504,015
Whitman Terminal Assn, LLC	832,859		832,859
US BioEnergy	121,708,106		121,708,106
NCRA – Investments in LLC’s	4,983,367	(711,425)	4,271,942
Investment in Nor-Lakes Services made 4/30/07	4,000,000		4,000,000
Investment in The Farm Oyl Company made 4/30/07	3,000,000		3,000,000

TOTAL CORP, AGRONOMY, ENERGY, GRN MKTG	326,913,056	(711,425)	326,201,631

COUNTRY OPS & BUSINESS SOLUTIONS JOINT VENTURES

Allied Agronomy, LLC	380,250		380,250
Allied Agronomy Goodwill	(21,454)		(21,454)
Battle Creek/CHS, LLC	903,652		903,652
Central Montana Propane, LLC	452,366		452,366
CHS/ADM, LLC	1,480,682		1,480,682
Classic Farms, LLC	645,934		645,934
Cornerstone AG, LLC	2,758,783		2,758,783
Dakota Agronomy Partners	2,009,831		2,009,831
Energy Partners, LLC	3,338,065		3,338,065
Genetic Marketing Group, LLC	9,929		9,929
Kropf/CHS, LLC	1,344,203		1,344,203
Montevideo Grain, LLC	360,872		360,872
Mountain Country	339,935		339,935
Mountain View of Montana, LLC	1,585,050		1,585,050
Norick Risk Funding Concepts, LLC	1,713,228		1,713,228
Parshall, LLC	3,000,000		3,000,000
Prairie Lakes Grain Storage, LLC	71,973		71,973
Safety Resource Alliance, LLC	30,000		30,000
CoFina	39,439,339		39,439,339
TOTAL COUNTRY OPS & BUSINESS SOLUTIONS	59,842,638	—	59,842,638

WHEAT MILLING JOINT VENTURES

Horizon Milling, LLC	19,926,538		19,926,538
Horizon Milling, LLC Non-base Capital	5,528,205		5,528,205
Horizon Milling Contracts	7,127,494		7,127,494
Horizon Milling General Partnership	13,862,778		13,862,778
United Processors, LLC (Rocky Mountain Milling)	1,513,089		1,513,089
TOTAL WHEAT JV’S	47,958,104	—	47,958,104

FOODS JOINT VENTURES

Ventura Foods, LLC	123,208,000		123,208,000
Ventura Foods-Original Goodwill	3,838,696		3,838,696
Ventura Foods-Additional 10% Goodwill	12,864,429		12,864,429
TOTAL FOODS JOINT VENTURES	139,911,125	—	139,911,125

TOTAL INVESTMENTS	1,339,375,076	(581,196,569)	758,178,507

NCRA Loan	112,500,000		112,500,000
TOTAL	1,451,875,076	(581,196,569)	870,678,507

REVISED MAY      , 2007

3693862_5.DOC